Exhibit 10.2

JOINDER TO AMENDED AND RESTATED MASTER COMMERCIAL CUSTOMER AGREEMENT
This Joinder to the AMENDED AND RESTATED MASTER COMMERCIAL CUSTOMER AGREEMENT (“Joinder”), dated as of March 8, 2019, is made by EMC Corporation (the “Joining Party”) and delivered to and accepted by Secureworks, Inc. (“Customer”).
WHEREAS, Customer and Dell Marketing L.P. (“Dell”) are parties to the Amended and Restated Master Commercial Customer Agreement, dated as of November 2, 2015, as amended by Amendment No. I thereto, dated as of August 4, 2018 (as amended, the “MCCA”) which provides for, among other things, the pricing for sales of products and services of specified Dell subsidiaries to Customer;
WHEREAS, Customer and Joining Party wish to leverage the MCCA to facilitate the sale of products and services from Joining Party to Customer, subject to using this Joinder to address certain product, services, and operational differences between Joining Party and Dell;
WHEREAS, Joining Party wishes to sell products and services to Customer and Customer’s subsidiaries (i) at the prices specified in the MCCA for legacy EMC Solutions (as such term is used in the MCCA), and (ii) subject to the terms and conditions applicable to legacy EMC Solutions specified herein;
WHERAS, Joining Party agrees to become bound by the MCCA, as modified by this Joinder, as if it been a signatory to the MCCA; and
WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the MCCA.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Joining Party hereby agrees as follows:
1.Joinder. By signature below, the Joining Party joins the MCCA, as amended by this Joinder, and Customer accepts such joinder.
2.Except as modified by this Joinder, Joining Party hereby accepts all terms of the MCCA and any duties to Customer under the MCCA, with the same force and effect as if the Joining Party were an original signatory to the MCCA.
3.For purposes of the MCCA, the products and services of the Joining Party sold to Customer under the MCCA shall be treated as “legacy EMC Solutions”, and shall be governed by the terms and conditions applicable to such products and/or services found at:

www.dell.com/CTS (“Online Terms”). Except as to any pricing terms for legacy EMC Solutions specified in the MCCA, in the event of a conflict between the Online Terms and the MCCA (including any Software Agreements, SOWs and Schedules thereto), the Online Terms shall prevail.
4.Except as provided herein, the MCCA remains unchanged and in full force and effect.
[SIGNATURE PAGE FOLLOWS]

EXECUTED AND DELIVERED BY:

EMC CORPORATION

By:    /s/ Scott E. Bialek

Name:    Scott Bialek
Title: Sr. Managing Legal Director, Global GCCS & Enterprise US South

ACCEPTED AND AGREED BY:

SecureWorks, Inc.

By:    /s/ George B. Hanna

Name: George B. Hanna
Title: Senior Vice President & Chief Legal Officer